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                                                                   EXHIBIT 10.18


                [LOGO OF GENERAL INSTRUMENT/(R)/ APPEARS HERE]


                            C 0 N F I D E N T I A L
                            -----------------------



                       DEVELOPMENT AND SUPPLY AGREEMENT


                                by and between

                                MICROTUNE, INC.

                                      and


                        GENERAL INSTRUMENT CORPORATION


                                 JUNE 14, 2000

     DEVELOPMENT AND SUPPLY AGREEMENT dated this 14th day of June, 2000 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation doing business as the Broadband Communications Sector of Motorola, Inc. and having an office at 101 Tournament Drive, Horsham, PA 19044 ("Buyer"), and MICROTUNE, INC., a Texas corporation with its principal place of business at 2540 East Plano Parkway, Suite 188, Plano, Texas 75074 ("Seller" and collectively with the Buyer, the "Parties").

W I T N E S S E T H:
-------------------

     WHEREAS, Seller has expertise in developing and manufacturing RF tuner devices which may be used in a variety of broadband communication applications, including cable modem, set top box and IP telephony products; and

     WHEREAS, Buyer desires to have Seller develop and manufacture for Buyer, and Seller is willing to develop and manufacture for Buyer, and Buyer desires to purchase from Seller, RF tuner modules for Buyer's cable modem, set top box and IP telephony products; and

     WHEREAS, it is the intention of both parties to establish a strategic alliance pursuant to which Seller is a preferred RF tuner supplier for Buyer and Buyer is a strategic customer of Seller;

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the parties, intending to be legally bound, agree as follows:

ARTICLE 1.  DEFINITIONS

     All defined terms used herein but not otherwise defined shall have the meanings set forth in Exhibit A.

ARTICLE 2.  DEVELOPMENT OF PRODUCTS

2.1  Development Program

     (a) The Parties shall establish a development program (the "Development Program") for the development of silicon tuners (the "Silicon Tuners") in accordance with the terms of the letter agreement dated the date hereof by and between Seller and Buyer (the "Development Agreement"), a copy of which is attached as Exhibit B hereto.

     (b) Buyer will make engineering resources available on a reasonable basis to work with Seller to qualify the ***** Microtune RF tuner module (together with Seller's *****, the "RF Tuner Modules") into Buyer's Surfboard cable modem line, with the initial focus to target DOCSIS qualification ***** of Seller's tuner module in the SB4100 product during *****.

     (c) Buyer will make engineering resources available on a reasonable basis to work with Seller to develop RF tuner modules for Buyer's set top and IP telephony DOCSIS applications.


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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     (d)  Buyer will make engineering and procurement resources available on a reasonable basis to evaluate the technical and commercial feasibility of designing in the Seller solution for Analog video RF tuners. Buyer shall also provide to Seller its specifications required to meet the performance of the current analog tuner in production in the ***** by July 1, 2000.

2.2  Delivery and Acceptance of Development  Products

     After the release of the Silicon Tuners for commercial production in accordance with the Development Agreement, the Silicon Tuners shall become Products which may be purchased and sold pursuant to this Agreement. After the qualification of the ***** Microtune RF tuner module into Buyer's Surfboard cable modem line, the ***** Microtune RF tuner module shall become a Product which may be purchased and sold pursuant to this Agreement.

ARTICLE 3. PURCHASE AND SALE OF PRODUCTS

3.1  Right to Purchase.

     (a) Buyer agrees to purchase and Seller agrees to sell, in such quantities and at such prices as are set forth in Sections 3.10 and 6.5 and in purchase orders or releases ("Orders") received and accepted (or deemed accepted, as provided in Section 3.1(c) hereof) by Seller and as provided hereunder, the products specified in Exhibit C (the "Products") Orders for the Products may be placed by any of the divisions, subsidiaries and affiliates of Buyer listed on Exhibit D hereto (each hereinafter considered to be a "Buyer" for purposes of this Agreement) which may be amended by Buyer at any time to include additional locations for such divisions, subdivisions and affiliates.

     (b) Subject to Section 3.3, nothing contained in this Agreement shall restrict Buyer from purchasing Products, or components thereof, from other suppliers.

     (c) For purposes of this Agreement any Order for a Product within the lead time for such Product as set forth in Exhibit C and which is for a quantity of such Product which does not exceed the lesser of (i), after taking into account any other Products ordered by Buyer at the same time, ***** of the total quantity of RF tuner modules utilizing the ***** that Seller's manufacturing facilities are capable of producing and (ii) the amount of such Product forecasted to be ordered in the most recent Rolling Forecast for the period in which such Order is placed, may not be rejected by Seller and shall be deemed accepted for all purposes of this Agreement, regardless of whether accepted or acknowledged by Seller.

3.2  Content of Orders (Terms and Conditions); Acknowledgment.

     (a) Buyer shall issue Orders for Products Buyer elects to purchase in accordance with the lead times set forth in Exhibit C and the other terms of this Agreement.

     (b) All sales shall be pursuant to the "Terms of Purchase" attached hereto as Exhibit E and incorporated herein by reference (the "Terms of Purchase"). In the event of a conflict between the terms and conditions contained in this Agreement and the Exhibits attached hereto, on the one hand, and Buyer's standard terms and conditions of purchase and


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       2
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any Order or any acknowledgement or acceptance by Seller, on the other hand, the terms and conditions contained in this Agreement and the Exhibits attached hereto shall control. The parties acknowledge that the preprinted provisions on the reverse side of any such Order, quotation, release, acknowledgment or invoice shall be deemed deleted.

3.3  Forecasts.

     Buyer will provide Seller with a written twelve (12) month forecast (the "Rolling Forecast") of its anticipated orders of Products, broken down on a monthly basis. Buyer's Rolling Forecasts shall constitute good faith estimates on the part of the Buyer and Buyer shall not be obligated to purchase any quantities estimated in a Rolling Forecast; provided, that Buyer shall be obligated to purchase quantities of the Products as set forth in an Order (including any modified Order pursuant to Section 3.8) and as may be required by operation of the provisions of Section 3.10.

3.4  No Commitment to Purchase Minimum Amount.

     Except as otherwise expressly set forth in this Agreement (including without limitation in Section 3.10), this Agreement is a non-commitment contract and Products shall be manufactured, purchased and sold only on an "as ordered" basis.

3.5  Reports.

     Seller, at Buyer's reasonable request, shall issue reports on the status of open Orders. Seller shall provide such other information as Buyer may reasonably request from time to time.

3.6  Time is of the Essence

     Time is of the essence with respect to all Orders placed under this Agreement.

3.7  Purchase Agreement Coordinators.

     To facilitate implementation of this Agreement, Buyer and Seller designate the individuals listed on Exhibit F as their "Purchase Agreement Coordinators". The respective Purchase Agreement Coordinators are authorized to act on behalf of Seller and Buyer under this Agreement.

3.8  Quantity Increases and Shipment Schedule Changes.

     For any accepted Order, Buyer may (i) increase the quantity of Products or
(ii) reschedule the quantity of Products and their shipment date as provided in the table below:

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   Maximum Allowable Variance From Purchase Order Quantities/Shipment Dates
   ------------------------------------------------------------------------

          # of days before     Allowable   Maximum     Maximum
          Shipment Date        Quantity   Reschedule  Reschedule
          on Purchase Order    Increases   Quantity     Period
          -------------------  ---------  ----------  ----------
          0-30                 *****      *****       ***** days
          61-90                *****      *****       ***** days
          91-120               *****      *****       ***** days
          121                  *****      *****       ***** days

Any Order quantities increased or rescheduled pursuant to this Section may not be subsequently increased or rescheduled without the prior written approval of Seller. All other changes in quantity or shipment date require Seller's prior written consent and shall be subject to an inventory carrying charge of ***** per month for finished Product, and Inventory and Approved Special Inventory procured to support the original schedule. Allowable quantity increases are subject to material availability. Seller will use reasonable commercial efforts to meet quantity increases. If there are extra costs to meet a schedule increase in excess of the above limits, Seller will inform Buyer in advance of incurring such extra costs in order to provide Buyer an opportunity to approve such extra costs (and Buyer shall have no obligation with respect to any such extra costs not approved by Buyer in writing) or to revise the schedule to avoid such extra costs. Buyer and Seller agree to mutually review and revise the terms of this Section for the Silicon Tuners.

3.9  Cancellation.

     Except as provided in Sections 3.10 and 6.5 below, Buyer shall be entitled to cancel any Order, or any portion of an Order, by giving Seller written notice of such cancellation. The cancellation shall be effective immediately upon receipt of the notice by Seller. Should Buyer cancel any Order, or any portion of any Order, for any reason not otherwise permissible under the terms of this Agreement, Buyer's sole liability and responsibility and the sole remedy of Seller with respect to such cancellation shall be payment by Buyer of a cancellation charge, which shall consist of the following:

          (i) the contract price for all Product in a finished goods state at the time of cancellation, limited to that quantity of the Product that was scheduled under the cancelled Order for delivery within the next ***** days;

          (ii) the cost of all Inventory required for the cancelled Products and for which Seller is liable at the time of cancellation, whether on order, or on hand in raw form or in the form of work-in-process, which cannot be cancelled, returned to vendors or used for other customers, less salvage value.

3.10 Special Purchase Arrangements

     (a) Subject to the following provisions of this Section 3.10(a), Buyer agrees to purchase from Seller on a nonchangeable and noncancellable basis, and Seller agrees to sell


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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to Buyer, the following quantities of qualified DOCSIS and EuroDOCSIS RF Tuner
Modules or Silicon Tuners for delivery during the following calendar quarters:

--------------------------------------------------------------------------------
             Calendar Quarter               Aggregate Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 4Q 2000                         *****
--------------------------------------------------------------------------------
                 1Q 2001                         *****
--------------------------------------------------------------------------------
                 2Q 2001                         *****
--------------------------------------------------------------------------------

The mix of the Products to be purchased and sold, which may consist of any combination of RF Tuner Modules or Silicon Tuners at Buyer's sole discretion, and the delivery dates within such calendar quarters for such Products shall be determined by Orders submitted by Buyer in accordance with the provisions of this Agreement. In the event that Buyer submits Orders for the delivery of Products in excess of the amounts set forth above for such calendar quarters, Seller shall use all commercially reasonable efforts to accept and fill such Orders, but Seller shall have no obligation to allocate any production capacity required by Seller's other customers to satisfy such excess amounts requested by Buyer. Buyer's obligation to submit such Orders and to purchase such Products are subject to the Seller's satisfaction of the following minimum technology, quality, delivery, and other performance and cost criteria with respect to each
Product:

        (i) technology: product compliance with the product specific functional specifications referred to in Exhibit G; product is DOCSIS certifiable; product passes Buyer's qualification testing. The current tuner specification is General Instrument ***** specification ***** and General Instrument ***** specification *****. Both parties acknowledge that Seller's current product, the *****, conforms to the ***** specification and the ***** conforms to the ***** specification, *****. Further, if any parts of Buyer's specifications are waived or deviated by Buyer for any other tuner supplier, those same parts of the specifications shall be waived or deviated for Seller. The Seller will be notified in a timely manner of any such waivers or deviations.

        (ii) quality: product quality meets minimum quality standards set in product specification; product failure rate in production decreases in accordance with a mutually acceptable minimum learning curve.

        (iii) delivery: product is available in the quantities set forth in Buyer's Rolling Forecasts (not exceeding ***** of the total quantity of RF tuner modules utilizing the ***** which Seller's manufacturing facilities are capable of manufacturing) and within the time schedule set forth in Buyer's Rolling Forecasts as specified in this Agreement.


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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           (iv)  cost: product meets or exceeds the cost learning curve as specified in Exhibit C.

      (b) Buyer shall have no obligation to submit Orders for the delivery of Products on or after *****, except as set forth in this Section 3.10(b). On or before *****, Buyer may send to Seller a proposal referring to this Section (the "Buyer's Proposal") to order Products at a specified price for delivery during the *****. Seller may accept Buyer's Proposal by a written acceptance (the "Seller's Acceptance") delivered to Buyer within thirty (30) days after Seller's receipt of the Buyer's Notice. In the event that Seller has timely provided the Seller's Acceptance to Buyer, Buyer shall be obligated to submit to Seller, and Seller shall be obligated to accept, Orders in accordance with the terms of this Agreement for any combination of qualified DOCSIS and EuroDOCSIS RF tuner modules which represents an aggregate amount of at least ***** of the total aggregate quantity of qualified DOSCIS and EuroDOCSIS RF Tuner Modules that Buyer orders from all suppliers for Buyer's cable modem, IP telephony, and set top products concerning which Seller has a qualified Product, subject to the Seller's satisfaction of the minimum technology, quality, delivery, and other performance and cost criteria described in (i) through (iv) of Section 3.10(a) or as otherwise agreed in writing with respect to each Product.

3.11  [Most Favored Customer]

      Buyer will receive pricing terms on any and all of Seller's products, including the Products, which are *****. Seller shall also make available for purchase by Buyer on such terms any and all new products developed by Seller.

ARTICLE 4. TERM AND TERMINATION

4.1   Term.

      The term of this Agreement shall commence on the date hereof and shall continue until December 31, 2001, subject to earlier termination pursuant to
Section 4.2 hereof. Unless otherwise terminated by either party by written notice at ninety (90) days prior to the expiration of the term, this Agreement shall renew for additional one (1) year periods.

4.2   Termination.

      Buyer or Seller may terminate this Agreement at any time if (i) the other party has breached any provision hereof, including, without limitation, any representation or warranty contained herein where the breaching Party fails to cure such breach within thirty (30) days following receipt of notice of such breach from the non-breaching Party; or (ii) either Party making an assignment for the benefit of creditors, or if a receiver, trustee in bankruptcy or similar officer shall be appointed to take charge of any and all of the other parties property, or if the other Party files a petition for reorganization of its indebtedness or other similar activities


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       6
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4.3  Effect of Termination.

     Termination of this Agreement for any reason shall not affect the obligations of either party that exist as of the date of termination.

ARTICLE 5. PRICES AND PAYMENT

5.1  Prices; Shipping.

     The purchase prices for the Products are set forth in Exhibit C and are subject to adjustment as hereinafter provided.

5.2  Payment of Invoices.

     Buyer's payment of any invoice shall not constitute acceptance of the Products related to such invoice.

5.3  Delivery of Invoices.

All invoices shall reference this Agreement and shall be submitted to Buyer at:

     Motorola, Inc.
     101 Tournament Drive
     Horsham, Pennsylvania 19044
     Attention:  Accounts Payable

With a copy to Buyer's designated Purchase Agreement Coordinator listed in Exhibit F. All invoices shall contain such information as Buyer shall reasonably request.

5.4  Payment Terms.

     Payment for a conforming Product shall be due (i) for invoices received by Buyer prior to the first anniversary of the date of this Agreement, within ***** days after Buyer's receipt of the invoice and (ii) for invoices received by Buyer after the first anniversary of the date of this Agreement, within ***** days after Buyer's receipt of the invoice. Payments shall be made in lawful U.S. currency.

ARTICLE 6. MANUFACTURING OF PRODUCTS

6.1  Specifications and Drawings.

     On or before the date of this Agreement, Buyer shall have delivered to Seller all information and documentation necessary to permit Seller to perform its obligations under this Agreement. Such information includes, but is not limited to the information listed in Exhibit G. All Products will be manufactured in accordance with the Specifications (see Section 3.10(i)). Seller shall make no change to the Specifications, to any materials or component parts described therein, or to the Products, including, without limitation, changes in form, fit, function, design, appearance or place of manufacture of the Products or changes which would affect the reliability of any of the Products, without Buyer's express written consent obtained in


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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accordance with the "Product/Process Change Request Notification" procedure
***** found in Exhibit K.

6.2  Initial Qualification.

     Prior to the commercial production of any of the Products, the Products and components thereof shall be qualified in accordance with the acceptance test procedures and qualification plans set forth in Exhibit I, and Exhibit K . The methods of testing for the qualification of the Products and components thereof, and the timetable for the qualification of the Products, shall be as set forth in Exhibit I or as otherwise agreed to between the parties. The current tuner specification is General Instrument ***** specification ***** and General Instrument ***** specification *****. Both parties acknowledge that, *****, Seller's current products, the *****, have been qualified in accordance with the acceptance test procedures and qualification plans set forth in Exhibit I, and Exhibit K.

6.3  Manufacturing Location; Restriction on Subcontracting.

     Seller shall initially manufacture the Products, which are RF tuner modules, at Seller's facilities in Manila, Philippines ("Seller's Facility"). The Products shall not be manufactured for Buyer by any person or entity other than Seller, without Buyer's express written consent, which shall not be unreasonably withheld. Buyer reserves the right to audit and approve any contract manufacturer or alternate location Seller proposes to manufacture Products. The Silicon Tuners may be manufactured at locations other than Manila which are mutually acceptable to Seller and Buyer. As of the date of this Agreement, Buyer acknowledges that IBM's facilities in Burlington, Vermont and xFab's facilities in Erfert, Germany are acceptable facilities for wafer fabrication, Amkor/Anam's facilities in Korea and the Philippines are acceptable facilities for assembly and testing, Seller's facilities in Plano for testing and any facilities currently used for fabrication, assembly or testing by Motorola's Semiconductor Division are acceptable facilities for fabrication, assembly or testing.

6.4  Material Procurement.

     (a) Seller shall purchase materials to manufacture Products necessary to comply with its obligations to supply Products specified in Exhibit C. Seller shall use in its production of Products such parts and components of a type, quality, and grade as were used in the Products when they were initially qualified under this Agreement. Seller shall make no substitution of any components, raw materials or vendors which would affect the reliability of the Products without Buyer's written consent. In the event such substitution is requested by Seller, Seller shall provide documented evidence of the qualification of such components, raw materials or vendors in accordance with Buyer's Component Qualification Procedures identified in Exhibit K. Seller shall not use materials with date codes older than one (1) year without Buyer's consent.

     (b) Buyer's accepted Orders will constitute authorization for Seller to procure, using the purchasing practices set forth in this Agreement, the components, materials and supplies necessary for the manufacture of Products ("Inventory") covered by such purchase orders.


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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     (c)  In addition, Buyer may authorize Seller to purchase, in amounts beyond the amount necessary to fill accepted Orders, the components, materials, and supplies: (i) with lead times greater than ***** days at the time the Order is placed ("Long Lead Time Components") plus ***** days to account for the order, shipment, receipt and manufacturing time and, (ii) purchased in quantities above the required amount in order to achieve price targets ("Economic Order Inventory"), and (iii) purchased in excess of requirements because of minimum lot sizes available from manufacturers ("Minimum Order Inventory"). Together these are called "Special Inventory". Seller shall notify Buyer's Purchaser Representative of its intent to Purchase Special Inventory at least ten (10) days prior to such purchase. Such notice shall contain a detailed identification of the Special Inventory to be purchased, the proposed purchase price, the vendor supplying the Special Inventory, and a reference to Buyer's obligations under this Section. During the ten day period, Buyer shall notify Seller whether or not the purchase of such Special Inventory is authorized. In the event Buyer notifies Seller that Seller is authorized to purchase such Special Inventory, the Special Inventory shall be considered to be "Approved Special Inventory" for purposes of this Agreement. In the event Buyer does not so notify Seller, Seller shall consider the purchase of the Special Inventory not to be authorized by Buyer and such Special Inventory shall not be considered "Approved Special Inventory" for any purpose of this Agreement.

     (d) Seller may purchase Long Lead Time Components sufficient to meet all deliveries under the Orders in effect at the time the order with the supplier is placed, and may reasonably purchase Minimum Order Inventory even if greater than the amount necessary to meet Orders and Product forecast, in each case only if authorized by Buyer as set forth in Section 6.4(c) above. Seller may, from time to time, at the written request of Buyer hold Long Lead Time Components and finished Products in inventory to increase Buyer's sourcing flexibility in amounts authorized by Buyer and at the expense of Buyer. The components and quantities of all such inventory will be documented in a separate letter and signed by both Seller and Buyer.

     (e) Buyer will be responsible for all Approved Special Inventory purchased by Seller under this Section 6.4 if such purchases are authorized by Buyer pursuant to this Section 6.4. Seller shall be responsible for any Special Inventory not approved by Buyer and all other Inventory.

6.5  ALLOCATION OF PRODUCTION CAPACITY

     Throughout the term of this Agreement, Seller shall make available for purchase by Buyer at least ***** of the total quantity of RF tuner modules utilizing the ***** its manufacturing facilities are capable of producing within Seller's historical lead times for the production of such products. Without limiting the general nature of Seller's foregoing obligation to allocate its manufacturing capacity, in no event shall the quantity of RF tuner modules utilizing the ***** available for purchase by Buyer be less than the following amounts during the following periods:

            Time Period              Minimum Quantity
            -----------              ----------------

            4/1/00 to 6/30/00        *****

            7/1/00 to 9/30/00        *****


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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Seller will use all commercially reasonable efforts to supply an additional
***** RF Tuner Modules  to Buyer during the months of June and July 2000.

Buyer agrees to pay Seller a unit price of ***** for delivery of Products from the period of April 1, 2000 through *****. During the second ***** quarters of 2000 and any period in which Buyer requires at least ***** of Seller's manufacturing capacity in accordance with this Agreement, Buyer's Orders shall be noncancelable, but may be modified in accordance with the provisions of
Section 3.8.

ARTICLE 7. EXCLUSIVE PRODUCTS; LICENSES

7.1  Exclusive Products.

     Seller shall not sell any Products incorporating Buyer's Technology to any other party during or after the term of this Agreement. For avoidance of doubt, Seller represents that it will not be necessary to, and that it will not, incorporate Buyer's Technology into any Product hereunder.

7.2  Proprietary Rights.

     Seller hereby confirms that Buyer has and shall retain the sole right, title, and interest in and to all proprietary rights in Buyer's Intellectual Property, including all patents, patent applications, copyrights, trade secrets or other proprietary rights relating to or embodied therein, including all documentation, methods, processes, software, and information relating to or embodied therein ("Buyer's Technology"). Buyer hereby confirms that Seller has and shall retain the sole right, title, and interest in and to all proprietary rights in Seller's Products and Seller's Intellectual Property, including all patents, patent applications, copyrights, trade secrets or other proprietary rights relating to or embodied therein, including all documentation, methods, processes, software, and information relating to or embodied therein ("Seller's Technology").

7.3  Transactions With Other Parties.

     Subject to the provisions of Section 7.1, Seller shall have the right to separately manufacture and sell to others products which are comparable to the Products. Nothing contained in this Section 7.3 shall permit Seller to use any proprietary information or rights of Buyer, including, without limitation, Buyer's Technology for that purpose or for the purpose of designing or developing products.

ARTICLE 8. CONFIDENTIALITY

     The terms and conditions of the Non-Disclosure Agreement (the "NDA") attached hereto as Exhibit H are incorporated herein by reference as if the entire NDA were set forth herein with the exception that the term of the NDA shall extend for the term of this Agreement, provided that any termination of the this Agreement shall not relieve either party from its obligations imposed by this Agreement with respect to nondisclosure, confidentiality and use of the Confidential Information disclosed prior to the date of termination. The obligations imposed upon the parties under this Agreement shall continue for a period of ***** years after the receipt of the Confidential Information.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 9.  EXCUSED PERFORMANCE

     A party shall be excused from performing an obligation under this Agreement and shall not be considered in default to the extent such party's performance has been prevented, in whole or in part, by (i) an act of Force Majeure (as defined below), or (ii) the non-performance of any other party to this Agreement; provided, however, that a party shall not be so excused from the performance of its obligations under this Agreement to the extent that the other party's non-performance is attributable to the party seeking to be excused from the performance of its obligations under this Agreement failing to perform its obligations under this Agreement. "Force Majeure" shall mean, without limitation, (a) any act of God, war, riot, fire, rupture, explosion, flood, strike, injunction, governmental action, inaction, or order, transportation failures, unavailability of materials, supplies or energy, or unscheduled outage or shut-down, (b) any lockout or other labor disturbance, even if such lockout or disturbance is within the power of a party to settle, or (c) any other cause, whether similar or dissimilar to the foregoing, which is beyond the reasonable control of a party (or any affiliate of such party) claiming Force Majeure interference with the performance of such party under this Agreement. Upon the occurrence of Force Majeure, the obligations of the party whose performance has not been affected shall be suspended and such party shall have the rights available to it under the Uniform Commercial Code.

ARTICLE 10. AGREEMENT

     This Agreement, the Exhibits and all Orders issued hereunder constitute the final written expression of all terms of the Agreement relating to the transactions described herein. This Agreement supersedes all previous communications, representations, agreements, promises or statements, either oral or written, with respect to such transactions. No addition to or modification of any provision of this Agreement will be binding unless made in writing.

ARTICLE 11. GOVERNING LAW

     The rights and obligations of the parties under this Agreement shall be governed and determined according to the substantive laws of the State of California (excluding the conflict of laws principles thereof).

ARTICLE 12. PUBLICITY

     Buyer and Seller will issue a joint press release announcing the relationship, including development of the single chip silicon tuner, upon execution of this Agreement and prior to the marketing of initial public offering of Microtune securities. In addition, Buyer acknowledges that Seller may be required to file a copy of this Agreement with the Securities and Exchange Commission. In connection with such filing, Seller shall make an initial request for confidential treatment for any of the terms of this Agreement designated by Buyer. In responding to any comments made or positions taken by the Securities and Exchange Commission with respect to Seller's request for confidential treatment, Seller shall notify Buyer of such comments or positions and, to the extent the procedures of the Securities and Exchange Commission provide it an opportunity to do so, shall use commercially reasonable efforts to obtain confidential treatment for the terms of this Agreement designated by Buyer, but shall have no obligation to Buyer if the Securities and Exchange Commission ultimately declines to provide such confidential treatment to the terms designated by Buyer.

                                       11
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


Buyer:                                  Seller:

GENERAL INSTRUMENT CORPORATION          MICROTUNE, INC.



By:     /s/ Keith C. Jones              By:     /s/ Douglas J. Bartek
     -----------------------------           ------------------------

Name:   Keith C. Jones                  Name:   Douglas J. Bartek
Title:  V.P. & Director, Supply Mgmt.   Title:  CEO and Chairman
Date:   June 14, 2000                   Date:   June 14, 2000

                                   EXHIBIT A

                                  DEFINITIONS


     "Business Day" means a day other than a Saturday, Sunday, Holiday or other day on which commercial banks located in Philadelphia, Pennsylvania or Dallas, Texas are obligated or authorized by law to close.

     "Buyer's Designated Warehouse" means each of those warehouses designated by Buyer which are set forth on Exhibit D hereto.

     "Confidential Information" has the meaning referred to in the NDA.

     "Critical Defect" means a Defect that might reasonably be expected to endanger life or be a hazard to health, including, but not limited to, Defects that might give an electric shock or create a fire hazard.

     "Defect" means any malfunction of a Product, or any adverse deviation of a Product from the Specifications.

     "Field Rejection Rate" means, with respect to a Product, the percentage of units of such Product delivered to Buyer since the commencement of this Agreement which (i) have a Critical Defect or a Major Defect discovered prior to or upon installation of the Product by Buyer's customer, or (ii) have been returned to Seller for warranty repair under this Agreement. A Critical Defect or Major Defect arising solely from a defect in design furnished by Buyer shall not be included in the calculation of Field Rejection Rate.

     "Buyer's Intellectual Property" means all of Buyer's technology, techniques, software, proprietary databases, patents, copyrights, mask works, trade secrets and practices, Buyer's Know-how, methods, specifications, designs, design elements and all other intellectual property provided or disclosed to Seller by Buyer in the course of the parties' transactions under, or in contemplation of, this Agreement.

     "Seller's Intellectual Property" means all of Seller's technology, techniques, software, proprietary databases, patents, copyrights, mask works, trade secrets and practices, Sellers Know-how, methods, specifications, designs, design elements and all other intellectual property provided or disclosed to Buyer by Seller in the course of the parties' transactions under, or in contemplation of, this Agreement.

     "Buyer's Know-how" means all information and data not generally known (including formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make the Products, which is owned by or licensed to Buyer and which has been disclosed by Buyer to Seller prior to or during the term of this Agreement; all to the extent and only to the extent that Buyer now has or hereafter will have the right to grant licenses, immunities or other rights thereunder.

     "Seller's Know-how" means all information and data not generally known (including formulae, procedures, protocols, techniques and results of experimentation and testing) which are necessary or useful to make the Products, which is owned by or licensed to Seller independent of Buyer.

     "Major Defect" means a Defect that causes a unit of a Product to be functionally inoperative, materially unusable, or unable to meet the Specifications in any material respect. No Product shall be considered to have a Major Defect if a Major Defect cannot be detected after the return of the Product to Seller pursuant to mutually acceptable testing procedures.

     "Minor Defect" means a Defect that does not reduce the reliability or usability of a unit or Product.

     "Products" means all products listed in Exhibit C attached hereto, as such exhibit may be amended from time to time, and any portion(s) of any of such Products, and in any subsequent Exhibits as hereafter mutually agreed upon and attached hereto and made a part hereof, as the context may require.

     "Specifications" means the specifications, drawings and technical information attached or referenced to in Exhibit G hereto, (including, without limitation, General Instrument ***** specification ***** and General Instrument ***** specification ***** as such exhibit may be revised by Buyer from time to time, as well as all supplementary specifications and related documents which Buyer may provide to Seller from time to time and which are designated as part of the Specifications covered by this Agreement.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B

                             DEVELOPMENT AGREEMENT

     DEVELOPMENT AGREEMENT dated as of the ___ day of June, 2000 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation doing business as the Broadband Communications Sector of Motorola, Inc. and having an office at 101 Tournament Drive, Horsham, PA 19044 ("Buyer"), and MICROTUNE, INC., a Texas corporation with its principal place of business at 2540 East Plano Parkway, Suite 188, Plano, Texas 75074 ("Seller" and collectively with the Buyer, the "Parties").


                                   Background

     Buyer and Seller are parties to a Development and Supply Agreement dated the date hereof (the "Purchase Agreement"). This is the Development Agreement referred to in the Purchase Agreement.

                                   Agreement

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:


1.0  Silicon Tuner Program.   Buyer will provide technical guidance to Seller on
the development of a single chip silicon tuner, providing access to Buyer's engineering resources as defined below:

     1.1 Seller will provide a confidential copy of the silicon tuner product specification to Buyer no later than July 1, 2000.

     1.2 Buyer will review and provide feedback on all specifications within 30 days of receiving the specification.

     1.3 Seller will use commercially reasonable efforts to incorporate Buyer's feedback to the final specification, which shall be delivered to Buyer no later than ***** after receipt by Seller of Buyer's feedback.

     1.4 Seller shall fabricate, specify (in the manner provided herein), design, simulate, prototype, assemble, test, and deliver a prototype silicon tuner in accordance with the final specification no later than
          *****.

     1.5 Buyer will develop or modify an existing cable modem and/or IP telephony and/or set-top box design to receive either a silicon tuner or silicon tuner-based module, in preparation for testing once the silicon tuner is available. The Buyer prototype testing design will be completed and available to receive the Microtune silicon tuner product within one week of delivery of the prototype tuner product to Buyer. Seller will provide a delivery schedule of the prototype tuner product a minimum of ***** in advance of the delivery date.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

      1.6 Buyer and Seller agree to mutually develop and execute a prototype evaluation schedule that coincides with first availability of the silicon tuner.

      1.7 Seller agrees to make early samples of the silicon tuner product available to Buyer for evaluation and feedback and Buyer agrees to evaluate the Microtune silicon tuner and provide timely feedback to Seller.

      1.8 Seller agrees to incorporate pertinent performance enhancements and anomaly fixes into the Silicon Tuner per Buyer's input.

      1.9 Buyer agrees to identify potential programs for the Microtune silicon tuner solution and make best efforts to incorporate it into its product line under the condition that the Silicon Tuner solution meets GI's performance, cost, and power consumption goals.

2.0 Payment of NRE. In consideration for the resources and information made available to Seller hereunder, Seller agrees to pay Buyer the sum of ***** (the "NRE Amount"), payable in the following manner:

      ***** upon Seller's delivery of the *****;

      ***** upon completion of ***** of the Seller's silicon tuner with formal feedback to Seller;

      ***** upon completion of ***** incorporating the Seller's silicon tuner;

      ***** upon completion of ***** of the Seller's silicon tuner in Buyer's product (DOCSIS certification or other); and

      ***** upon first Buyer order for Seller's silicon tuner product in commercial quantities, but in no event less than *****.

   All payments of NRE shall be made within sixty (60) days after the date of Buyer's invoice for such payments and approval by Seller of completion of the respective milestones.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.



Buyer:                                  Seller:

GENERAL INSTRUMENT CORPORATION          MICROTUNE, INC.



By:                                     By:
    --------------------------------        ----------------------------------
Name:  Keith C. Jones                   Name:  Douglas J. Bartek
Title: V.P. & Director, Supply Mgmt.    Title: CEO and Chairman
Date:                                   Date:
      ------------------------------          --------------------------------

                                   EXHIBIT C

                          PRODUCTS, PRICES, LEAD TIMES

                                       Q2-CY00    Q3-CY00    Q4-CY00    Q1-CY01    Q2-CY01    Q3-CY01    Q4-CY01
                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
CABLE MODEM TUNER UNIT
PURCHASES (Note 1)
*****                                 *****      *****      *****      *****      *****          -            -
*****                                                       *****      *****      *****      *****        *****
*****                                                                             *****      *****        *****
*****                                                                                        *****        *****
Total Units                           *****      *****      *****      *****      *****      *****        *****

CABLE MODEM TUNER UNIT PRICES
*****                                 *****      *****      *****      *****      *****
*****                                                       *****      *****      *****      *****        *****
*****                                                                             *****      *****        *****
*****                                                                                        *****        *****
Average Unit Price                    *****      *****      *****      *****      *****      *****        *****


CABLE MODEM TUNER EST. LEAD
TIME (WKS)
*****                                 *****      *****      *****      *****      *****      *****        *****
*****                                 *****      *****      *****      *****      *****      *****        *****
*****                                                                             *****      *****        *****
*****                                                                                        *****        *****

Note 1  The quantities set forth in
this table are estimates only and
do not create any obligation on
the part of Buyer to purchase the
quantities shown.
Note 2: Pricing is an estimate based on current silicon tuner module projected costs
Note 3: Pricing is an estimate based upon current silicon tuner development plans and die size and cost estimates


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT D


                 BUYER'S DIVISIONS, SUBSIDIARIES AND AFFILIATES
                       PERMITTED TO ORDER UNDER AGREEMENT

                                   EXHIBIT E


                               TERMS OF PURCHASE





1.   Order / Acceptance.

     (a) Each order ("Order") is an offer by General Instrument Corporation ("Buyer") to purchase the goods and/or services ("Products") identified by Buyer, pursuant to the terms and conditions in the Manufacture and Supply Agreement (the "Agreement") these terms and conditions and any other provisions specifically incorporated by reference by Buyer on the face thereof. Each Order shall be in the form of a written or electronic communication and shall contain the following information unless otherwise specified in the Agreement:

       (i)  A description of the Product;
       (ii)  The quantity of the Product;
       (iii) The delivery date;
       (iv) The location to which the Products are to be shipped;
       (v) The location to which invoices shall be sent for payment; and
       (vi) Transportation instructions.

(b) Seller shall accept and acknowledge each Order it is obligated to accept under the provisions of this Agreement within five (5) Business Days of receipt by Seller of such Order without conditioning such acceptance upon the acceptance by Buyer of any terms inconsistent with or in addition to those set forth in the Agreement and these terms and conditions. Seller shall respond to all other Orders within five (5) Business Days of Seller's receipt of such other Order. Acceptance of the Order by Seller may be made by signing and returning the attached acknowledgment copy of the Order, by other express acceptance, or by attempted part or full performance. Acceptance of the Order is limited to these terms and conditions and such referenced provisions, and Buyer hereby rejects any other terms, conditions and provisions. If Seller uses its own form to accept the Order, it is understood that such use is for Seller's convenience only and that Buyer hereby refuses to assent to any terms or conditions contained therein, conflicting with or in addition to those contained herein, and such conflicting and/or additional terms and conditions shall be of no force or effect. The failure of Seller to acknowledge or accept any Order which it is obligated to accept under the provisions of this Agreement shall have no effect on Buyer's obligation to purchase and Seller's obligation to sell the Products covered by such Order.

     (c) All quotations, purchase orders, acknowledgments and invoices issued pursuant to the Agreement are issued for convenience of the Parties only and shall be subject to the provisions of the Agreement and the Exhibits thereto. The parties acknowledge that the preprinted provisions on the reverse side of any such quotation, purchase order, release, acknowledgment or invoice shall be deemed deleted. No modification to the Agreement, the Exhibits or any Order shall be valid without the prior written consent of the Purchase Agreement Coordinators of Seller and Buyer.

     (d) Termination or expiration of the Agreement shall not affect Orders previously issued hereunder. In addition, the Agreement shall apply to Orders issued by Buyer to Seller and accepted by Seller before the date of the Agreement, and for which deliveries are scheduled after the date hereof. Such Orders are hereby amended to reflect the prices contained in Exhibit C. The right to purchase granted hereunder shall apply only with respect to Products actually ordered by Buyer prior to the termination date of the Agreement and requested for delivery by Buyer not later than ***** months after said termination date.

2.   Prices and Payment Terms

     (a) All prices are FOB Seller's place of manufacture, which for RF tuners is currently in Manila, The Philippines or such other location agreed to by both Seller and Buyer. Risk of loss and title shall pass to Buyer upon Buyer's receipt of conforming goods at Seller's place of manufacture. All prices are to be paid in U.S. dollars. At the time Seller ships any Products under this Agreement it shall send to Buyer by overnight delivery service, telefax or electronic mail a notice of such shipment.

     (b) Seller's prices include packaging, and all sales, use and excise taxes levied upon, or measured by the sale, price or use of the Products prior to delivery to the Buyer. Seller assumes sole responsibility for payment of all such taxes with respect to its sale of the Products to Buyer. If Buyer is purchasing the Products for resale and claiming a tax exemption in connection therewith, Buyer shall furnish Seller with an applicable resale certificate. Buyer shall be responsible for all taxes not included in the selling price and for all import duties in connection with the shipment of the Products purchased by Buyer.

     (c) Seller shall, subject to any relevant obligation of confidentiality, provide to Buyer information and documentation reasonably requested by Buyer with respect to the cost of items of Inventory and Special Inventory.Buyer shall also review the test requirements for the Products. Seller shall provide reasonable assurances to Buyer that *****

     (d) Seller shall maintain, for a period of not less than five (5) years after the date of sale, or for such longer period as required by applicable law, such records as


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

are necessary to permit each Product identified with a lot number by Seller and sold by Buyer to be traced by lot number and customer account. Buyer shall have the right to audit such records periodically, either by itself or through a designated agent acceptable to Buyer, during normal business hours following at least seventy-two (72) hours advance notification, to verify compliance with this Section.

(e) The Parties agree to cooperate in good faith to implement a product cost reduction program involving new technologies, component cost reduction, productivity, quality and reliability improvements, and manufacturing processes. Buyer shall provide Seller with reasonable assistance in the selection of raw materials, components and manufacturing processes.

     Any cost savings which are achieved by Seller as a result of implementing cost reductions proposed by Buyer shall reduce the purchase price of the Products by an amount up to *****

(f) Seller and Buyer shall cooperate in identifying selected components used in the Products for potential cost reductions. Information to be shared will include the manufacturer's or supplier's part number and, when possible, the purchase price. If Buyer is able to obtain for Seller a supply of any components utilized by Seller in the Products of comparable quality for a lower price than the price then being paid by Seller for such component, and upon other terms acceptable to Seller (which terms shall be deemed acceptable if substantially similar to the terms provided by Seller's existing supplier of such components), the price of any Product in which such component is used shall be reduced by an amount up to the amount of the decrease in the price of the component to Seller, but only to the extent that there is no decrease in Seller's gross profit margin for such affected Product.

3.   Manufacturing of Products

     (a) Buyer may, from time to time, request changes to the Specifications. Seller shall use commercially reasonable efforts to accommodate the requested changes. If changes result in a change in the cost or in the time required to manufacture such Products, an adjustment to the prices and/or lead times (if any) listed on Exhibit C will be made. Any adjustment to prices or lead times shall be in writing. No changes shall be implemented and become a part of the Agreement until ninety (90) days following Seller's and Buyer's mutual agreement of the modifications and price changes, if any.

     (b) Seller shall consult with Buyer no less than once each calendar quarter to perform a thorough review of Seller's quality and delivery performance under the Agreement. Buyer shall provide Seller, on a bi-annual basis, a business metric review consisting of a review of Seller's technology, quality, cost and service metrics. The criteria on which these business metrics are based shall be at the discretion of Buyer to facilitate continuous performance enhancement. The locations of both business and metrics review meetings shall be held at sites alternately selected by Seller and Buyer and mutually agreed upon.

4.   Packing, Transportation and Risk of Loss.

Seller shall mark, pack, package, crate, transport, ship and store all Products to ensure (i) delivery of the goods to their ultimate destination in safe condition, (ii) compliance with all requirements of the carrier and destination authorities, (iii) compliance with any reasonable special instructions of Buyer, and (iv) the ***** transportation costs consistent with the above. All invoices, shipping documents, exterior packaging and correspondence related thereto shall indicate the applicable Order number and include suitable markings
and information to reference the covered Products.   All shipments shall be
accompanied by the appropriate shipping documents, including without limitation, applicable customs and export documentation and a packing list indicating the Order number, description of the goods, model numbers and total quantity by "lot" for such goods. Buyer's count and/or weights shall be conclusive on shipments not accompanied by a conforming packing list. Seller shall bear all excess transportation and other charges and costs resulting from any failure to follow Buyer's instructions hereunder. Notwithstanding the above, overshipments to allow for reasonable efficiencies in packing and shipping will be allowed.

5.   Inspection - Nonconformity.

     (a) Buyer may inspect the Products upon receipt and/or at any time prior thereto, provided that such inspection is completed within thirty (30) days of receipt of the Products at Buyer's facility. Buyer shall, however, be under no duty to inspect the Products prior to Buyer's use or resale of the Products. Buyer reserves the right to refuse to accept Products which do not conform with the requirements of an Order (including, without limitation, delivery schedule and shipping instructions) or the Specifications for the Products. Neither receipt, retention, use, resale, nor payment of or for the same shall be construed to constitute an acceptance of any Product not in compliance with the terms of Buyer's Order or the Specifications, or construed to constitute a waiver of any obligations of Seller with respect to its warranty relating to such Product. Buyer may reject a lot or group of Products if five percent (5%) defective Products are discovered and in such case, upon Seller's approval, the expenses of Buyer in sorting and testing the Products in order to find defective units shall be reimbursed to Buyer by Seller. Buyer shall promptly return to Seller for repair or replacement, nonconforming Products, including Products becoming nonconforming due to latent material or workmanship defects not discovered during any inspection, testing and/or acceptance. Products containing latent material or workmanship defects shall be deemed rejected as of the time of delivery in the same manner as Products found defective at the time of incoming inspection. Seller shall promptly and without expense to Buyer replace or correct defects in any nonconforming Products. Seller shall bear the risk, and all costs and expenses, including, without limitation, storage, transportation, shipping, recalling, repacking, reshipping, and the like, associated with repair and/or replacement of nonconforming Products. Buyer shall bear all of the risk, and all costs and expenses, associated with Products that
have been returned to Seller for which there is no defect found.     Within
fifteen (15) days after the end of each calendar quarter during the term of the Agreement, Buyer shall provide Seller with its calculation of the Field Rejection Rate as of the end of such calendar quarter.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (b) Seller has the right to retest any Products returned by Buyer under this Section 5, and Buyer has a right to witness any such retest. Seller agrees to promptly and without expense to Buyer, replace or correct Defects in any nonconforming Products. Seller shall bear the risk, and all costs and expenses including without limitation, storage, transportation, shipping, recalling, repacking, reshipping and the like, associated with such repair and replacement. Buyer shall bear all of the risk, and all costs and expenses, associated with Products that have been returned to Seller for which there is no Defect found.

     (c) Seller agrees to deliver conforming Products ordered within five (5) calendar days of the scheduled delivery dates contained in the Orders (including, if so scheduled, weekly scheduled deliveries). Whenever Seller has reason to believe performance will not be made strictly in accordance with Buyer's schedule for any reason whatsoever, Seller shall immediately notify Buyer by telephone of the same, to be followed promptly by written notification to Buyer stating the causes for the anticipated delay. If Seller fails to deliver to Buyer any conforming Product within the time period required under any Order (provided that any lead time for such Product has expired and further provided that such delay has not been caused by Buyer), Buyer shall have the right to cancel the Order for such Product. In addition, in the event that Seller is not able to meet a delivery date for any conforming Products which is within the time period requested (provided that such time period is within the lead times established under the Agreement and further provided that such delay has not been caused by Buyer), Buyer may instruct Seller with regard to Buyer's preferred method of shipment, the cost of which shall be borne entirely by Seller.

     (d) Buyer reserves the right to reject Products delivered more than five
(5) Business Days in advance of the scheduled delivery date. If Buyer retains such Products it will hold Seller's invoice until the date it would ordinarily be due if delivery had been made in accordance with the scheduled delivery date.

     (e) Except for reasonable efficiencies in packing and shipping, Seller will not make partial shipments of units of Products covered by an Order without the prior written consent of Buyer.

     (f) Buyer expects ***** acceptable parts, manufactured and tested to the Specifications, and will not be bound by any Seller procedure designating any other acceptable quality level.

     (i) In the event that the Field Rejection Rate of any Product at any time is greater than *****, beginning on the date that Seller receives written notification from Buyer of the Field Rejection Rate excess, the purchase price for any units of such Product to be delivered after the notification date shall be reduced by an amount equal to ***** of such purchase price until such time as the Field Rejection Rate decreases to less than *****.

     (j) Subject to Buyer's review and reasonable approval, Seller shall establish and maintain quality assurance procedures to produce Products with performance and reliability characteristics meeting or exceeding those required by the Agreement and shall provide and maintain a quality control, inspection and test system for all Products in accordance with industry standards. Upon the reasonable request by Buyer, Seller shall provide written certification of such compliance with such program and standards. Seller represents that all facilities used to manufacture Products under this Agreement are ISO 9002 certified and the parties agree that achievement of ISO 9002 certification meets the quality control, inspection and test system requirements for all Products hereunder. Prior to shipping any Products from Seller's Facility, and upon the request of Buyer, Seller will issue to Buyer a certificate as to the compliance of Products with applicable Specifications (a "Certificate of Compliance"). Within twenty-four (24) hours following the receipt of such Certificate of Compliance, Buyer shall have the right to instruct Seller to forego shipping such Products based on unsatisfactory test results for such Products. If Seller fails to provide Buyer with a Certificate of Compliance, after Buyer request, for any Product by at least twenty-four (24) hours prior to shipment, Buyer shall have the right to reject such Product at any time as nonconforming. Buyer may inspect Products at Seller's Facility and Seller shall provide all reasonable facilities and assistance for such inspection, provided, Buyer gives Seller at least seventy two (72) hours advance notice and such inspection does not interrupt the standard course of Seller's business To the extent that test procedures or quality control requirements are included in Exhibit I, such test procedures and requirements shall be in addition to the obligations described in this Section. Seller shall replace all Products that do not pass any test procedures described herein. Complete and accurate records relating to such tests shall be maintained by Seller at all times during the term of the Agreement and for a period of three years thereafter. Buyer shall have the right to inspect all testing records maintained by Seller during normal hours and after Buyer gives Seller at least seventy-two (72) hours notification.

     (m) This Section (or any action taken by Buyer hereunder) shall not be construed or interpreted to mean that Buyer has waived any rights it may have under any provision of the Agreement (including the Exhibits hereto), or otherwise, in connection with late deliveries of Products by Seller.

6.   Performance and Warranty.

     (a) The performance dates indicated on the Order shall be deemed to be of the essence of this contract, and failure to adhere to such dates (which in the case of the delivery of Products shall be within five (5) calendar days of such dates) shall be a breach hereof. Products manufactured or delivered, inventory purchased, or commitments or production arrangements made, in excess of the amount, or in advance of the time reasonably necessary to meet Buyer's schedule or Buyer's express releases are entirely at Seller's risk, and may be rejected and/or returned to Seller at Seller's expense. When Seller has reason to believe performance may not be made strictly in accordance with Buyer's schedule or releases, Seller shall immediately notify Buyer by telephone, with written confirmation, providing the details of such potential failure, and if so requested by Buyer, Seller shall use commercially reasonable efforts *****.


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (b) Seller warrants to Buyer and to Buyer's customers that for a period of one (1) year from the date of the receipt of each Product at Buyer's facility that such Product will conform to all applicable Specifications, and will be free from defects, material and workmanship. This warranty does not apply to (a) materials consigned or supplied by Buyer to Seller; (b) defects resulting from Buyer's Specifications or the design of the Products; or (c) Products that have been abused, damaged, altered or misused by any person or entity after they have been received by Buyer at Buyer's facility. With respect to first articles, prototypes, pre-production units, test units or other similar Products, Seller makes no representations or warranties whatsoever. Notwithstanding anything else in the Agreement, Seller assumes no liability for or obligation related to the performance, accuracy, specifications, failure to meet specifications or defects of or due to tooling, designs or instructions produced or supplied by Buyer and Buyer shall be liable for costs or expenses incurred by Seller related thereto.

     (c) Seller's shall replace or repair, at Seller's option, defective or nonconforming Products.

     (d) The warranties provided in this Section 6 are applicable only if Seller receives written notice of a breach of warranty mailed to its office within sixty (60) days after the end of the applicable warranty period. The warranties provided herein shall not apply to Products or parts thereof that have been subjected to misuse, neglect, accident, damage in transit, abuse or unusual hazard.

     (e) Failure by Seller to repair or replace a defective Product within fifteen (15) Business Days after it has been received and verified by Seller shall be considered a default.

     (f) Seller shall pay all transportation costs for the return of the Products to Seller and for the shipment of the repaired or replacement Products to Buyer and shall bear all risk of loss or damage to such Products while in transit. Seller shall repair or replace any Products returned to it for warranty repair within fifteen (15) Business Days after Seller receives the Product, and will provide Buyer with a failure analysis report and a corrective action plan. In the event that any Product is returned for warranty repair more than two (2) times based on similar reasons relating to its functionality or usability, Seller shall immediately provide Buyer or Buyer's customers with a new, conforming replacement Product or if so elected by Buyer or Buyer's customers, provide a refund of the purchase price of such Product. In the event that any Product is returned for warranty repair and such Product is not repaired within fifteen (15) days from the date of receipt by Seller of such Product, Seller shall immediately provide Buyer or Buyer's customers with a new, conforming replacement Product or if so elected by Buyer or Buyer's customers, provide a refund of the purchase price of such product. Any repaired Product shall be warranted as set forth in this Section 6 for a period equal to the greater of
(i) the balance of the applicable warranty period relating to such Product or
(ii) ninety (90) days after it is received by Buyer's customer. Any replacement Product shall be warranted for the applicable warranty period set forth in this
Section 6 relating to a new Product. If any Product returned for warranty repair is not covered by the terms of the warranty applicable to such Product or does not have a Defect, the actual shipping costs incurred shall be paid by Buyer to Seller.

     (g) In addition to "in-warranty" repairs under this Section 6, Seller agrees to provide repair service for any Product ordered during the term of the Agreement for a period of one (1) year after the termination of the warranty period applicable to such Product. Seller shall provide such out-of-warranty repairs at the repair charges then generally charged by Seller for such repairs or, if such repairs are not then being performed by Seller, at reasonable rates.

     Defective Products out-of-warranty may be returned at Buyer's expense to Seller for repair or replacement. If any Product returned to Seller for repair is reasonably determined to be irreparable, Seller shall promptly notify Buyer. Seller shall then, at Buyer's option, sell to Buyer a replacement Product, if available, at the prices set forth in the Agreement or, if the Agreement is then terminated, at Seller's then current price for such Product.

     Seller shall complete repairs and ship the repaired Product or, as authorized by Buyer in an equipment repair order, a replacement Product within Seller's then standard lead time for the replacement Product. Buyer shall bear the risk of loss or damage during transit of the Product to and from the Seller and shall prepay and bear the cost of transportation charges for shipment to and from the Seller of the Product to be repaired or replaced. If Seller reasonably determines that the Product returned is not defective, Seller shall promptly advise Buyer in writing of such determination. In such case, Seller shall return the Product to Buyer, at Buyer's expense, in its "as received" condition.

     Any out-of-warranty repair performed by Seller shall be warranted as set forth in this Section 6 for a period of one (1) year after the repaired Product is returned to the Buyer. Any replacement Products shall be warranted for the applicable warranty period set forth in this Section 6 relating to a new Product

  (h) The warranties in this Section shall run to Buyer, its successors and assigns, and shall not be the exclusive remedies of such parties.

7.   Representations and Warranties

Seller and Buyer hereby represent and warrant as follows:

     (a) To their knowledge, Seller and Buyer respectively represent and warrant that no impediment exists to their entering into the Agreement and they have not made any agreement with any third party which will interfere with their performance under the Agreement.

     (b) To their knowledge, Seller and Buyer respectively represent and warrant that no information contained in any proposal, quotation or other document submitted by Seller or Buyer to the other in connection with the transactions contemplated by the Agreement is incorrect or misleading.

     (c) Seller's performance under the Agreement, as well as all Products provided hereunder, will comply with all applicable international, national, federal, state and local laws and ordinances, and all orders, rules, regulations and requirements thereunder. All Products will be marked, as required, to show compliance with the laws of any country in which such Products will be used, sold or leased by Buyer.

8.   Indemnity.

     (a) Seller shall indemnify, defend, and hold harmless Buyer and Buyer's, affiliates, directors, officers, employees, agents, other representatives and customers from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including reasonable fees and disbursements of counsel) of every kind based upon (i) personal injury, death, or property damage to the extent any of the foregoing is proximately caused either by a Defect in material or workmanship of such Product or by the negligent or willful acts or omissions of Seller or its officers, employees, subcontractors or agents, or (ii) strict liability in tort or products liability of any kind in connection with any Product to the extent any of the foregoing is proximately caused either by a Defect in material or workmanship or by the negligent or willful acts or omissions of Seller or its officers, employees, subcontractors or agents. The foregoing indemnity, to the extent permitted by law, shall apply in the case of all claims that arise from the negligence, misconduct or other fault of Seller, provided, however, that if a claim is the result of joint negligence, joint misconduct, or joint fault of Seller and Buyer, the amount of the claim for which Buyer is entitled to indemnification shall be limited to that portion of such claim that is attributable to the negligence, misconduct, or other fault of Seller. The obligations of Seller under this paragraph are in addition to Seller's obligation to provide insurance and shall not be limited by any limitation on the amount of type of damages, compensation or benefits payable by Seller under any workers compensation acts or similar employee benefit act.

     (b) Buyer shall indemnify, defend, and hold harmless Seller and Seller's affiliates, directors, officers, employees, contractors, agents and other representatives from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including reasonable fees and disbursements of counsel) of every kind based upon (i) personal injury, death, or damage to tangible personal property to the extent any of the foregoing is caused by a defect in the designs and/or Specifications provided by Buyer for the Product, or (ii) strict liability in tort or products liability of any kind in connection with any Product to the extent any of the foregoing is caused by a defect in the designs and/or Specifications provided by Buyer for the Product. If a claim is the result of joint negligence, joint misconduct, or joint fault of Buyer and Seller, the amount of the claim for which Seller is entitled to indemnification shall be limited to that portion of such claim that is attributable to the negligence, misconduct, or other fault of Buyer. The obligations of Buyer under this paragraph are in addition to Buyer's insurance and shall not be limited by any limitation on the amount of type of damages, compensation or benefits payable by Buyer under any workers compensation acts or similar employee benefit act.

     (c) A party entitled to indemnification pursuant to Section 8(a) or 8(b) (the "Indemnitee") shall promptly notify the other party (the "Indemnitor") in writing of any suits, claims or demands covered by this indemnity. Promptly after receipt of such notice, the Indemnitor shall assume the defense of such claim with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor fails, within a reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to the Indemnitee or, if in the reasonable judgment of the Indemnitee, a direct or indirect conflict of interest exists between the parties with respect to the claim, the Indemnitee shall have the right to undertake the defense, compromise and settlement of such claim for the account and at the expense of the Indemnitor. Notwithstanding the foregoing, if the Indemnitee in its sole judgment so elects, the Indemnitee may also participate in the defense of such action by employing counsel at its expense, without waiving the Indemnitor's obligation to indemnify and defend. The Indemnitor shall not compromise any claim or consent to the entry of any judgment without an unconditional release of all liability of the Indemnitee to each claimant or plaintiff.

     (d) Seller shall indemnify, defend, and hold harmless Buyer and Buyer's customers affiliates, directors, officers, employees, and , agents from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the manufacture of the Products, except to the extent that such infringement exists solely as a result of use by Seller of the designs and/or Specifications provided by Buyer for the Product and such infringement would not exist but for the use by Seller of the designs and/or Specifications provided by Buyer for the Product.

     (e) In the event of any allegation of infringement of the type described in
Section 8(d), or a claim or suit based thereon (the "Allegation"), the indemnified party shall promptly notify Seller of such Allegation in writing. Seller shall assume the defense of such claim with counsel reasonably satisfactory to Buyer. If Seller fails, within a reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to Buyer or, if in the reasonable judgment of Buyer a direct or indirect conflict of interest exists between the parties with respect to the claim, Buyer shall have the right to undertake the defense, compromise and settlement of such claim for the account and at the expense of the Seller. Notwithstanding the foregoing, if Buyer in its sole judgment so elects, Buyer may also participate in the defense of such actions by employing counsel at its expense, without waiving Seller's obligation to indemnify and defend. Seller shall not compromise any claim or consent to the entry of any judgment without an unconditional release of all liability of Buyer to each claimant or plaintiff.

     (f) In the event that the use of any Product is enjoined, Seller shall at its option, do one or more of the following:

          (i) procure the right to continue using the infringing Product at no cost to Buyer or its customers; or

          (ii) replace the infringing Product with a non-infringing product or modify the infringing Product so that it is no longer infringing; provided that
                                                                  --------
the replacement product or modified Product complies with the Specifications in all material respects.

     If Seller is unable to accomplish (i) or (ii) within ninety (90) days after the issuance of such injunction, Buyer may, in addition to all other rights and remedies available to it, require Seller to refund the entire purchase price for the infringing Product and to pay to Buyer any amounts Buyer is required to pay to its customers as a result of the injunction], including, without limitation, any refund of the purchase price of Buyer's products rendered unusable as a result of the injunction.

     (g) Notwithstanding any other provision of this Section to the contrary, Seller shall have no liability for any Allegation or portion of an Allegation based solely upon either (a) the combination of non-infringing Products with other products, unless Seller sold, manufactured, or recommended such other products or was aware of the intended combination with such other products or such combination is necessary for the intended use of the Products or (b) the modification of the Products after they are delivered to Buyer unless Seller makes or recommends such modification, the modification constitutes normal repair or replacement in accordance with Seller's repair procedures, or the modification is the result of the implementation of Seller provided options and enhancements for the Products.

     (h) Buyer shall indemnify, defend, and hold harmless Seller and Seller's directors, officers, employees, and agents from all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including reasonable fees and disbursements of counsel) arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the manufacture of the Products, but only to the extent that such infringement exists as a result of the authorized use by Seller of designs and/or Specifications provided by Buyer for the Product and such infringement would not exist but for the use by Seller of the designs and/or Specifications provided by Buyer for the Product or as a result of any modifications by Buyer to the Products after delivery to Buyer by Seller hereunder. In the event of any Allegation of infringement of the type described in this Section 8(h) or a claim or suit based thereon, the indemnified party shall promptly notify Buyer of such Allegation in writing. Buyer shall assume the defense of such claim with counsel reasonably satisfactory to Seller. If Buyer fails, within a reasonable time after receipt of such notice, to assume the defense with counsel reasonably satisfactory to Seller, or, if in the reasonable judgment of Seller a direct or indirect conflict of interest exists between the parties with respect to the claim, Seller shall have the right to undertake the defense, compromise and settlement of such claim for the account and at the expense of the Buyer. Notwithstanding the foregoing, if Seller in its sole judgment so elects, Seller may also participate in the defense of such actions by employing counsel at its expense, without waiving Buyer's obligation to indemnify and defend. Buyer shall not compromise any claim or consent to the entry of any judgment without an unconditional release of all liability of Seller to each claimant or plaintiff.

10.  Insurance.

     Seller shall maintain during the term of the Agreement adequate levels of insurance, customary in the industry, such as workers compensation, employer's liability insurance, comprehensive automobile liability insurance, comprehensive general liability insurance, and comprehensive general liability. Buyer has a right to review Seller's insurance policies with Seller and make recommendations regarding the levels of insurance carried by Seller.

11.  General Provisions

     (a) Neither party may assign its rights, nor secure the assumption of its obligations, nor subcontract or delegate performance, under the Agreement, without the prior written consent of the other not to be unreasonably withheld; provided, however, that such consent shall not be required for a transfer or assignment of this Agreement to a parent or subsidiary of such party as of the date of this Agreement or a subsequent parent or subsidiary of such party upon the reincorporation or restructuring of the party which does not change the ultimate ownership of the party.

     (b) Other than as provided herein, the Agreement does not create any exclusive arrangement between the parties, and either party hereto may meet, exchange information, enter into agreements and conduct business relationships of any kind with third parties, to the exclusion of the other party.

     (c) Seller and Buyer are each independent contractors. Nothing in the Agreement shall constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking. Neither party shall be considered an agent or legal representative of the other for any purpose, and neither party nor any of their respective directors, officers, agents or employees shall be, or be considered, an agent or employee of the other.
Neither Seller nor Buyer has authority to assume or create any obligation or responsibility on behalf of the other or in the other's name, and neither Seller nor Buyer will attempt to do so.

     (d) Seller shall, at Seller's expense (i) promptly furnish to Buyer such assurances, product markings, certifications and information as Buyer may request with respect to any local or regional origin content requirements for the Products (Seller will further coordinate the selection of its suppliers in compliance therewith). Seller shall comply with all laws, regulations, executive orders and policies applicable to it by any jurisdiction, including without limitation, those related to workplace conditions and environmental regulation, and shall obtain all permits needed to complete this transaction under the laws of the country from which the shipment is made, including among other things, any required export permits. It shall be a breach of the Order if any gratuities are offered or given to any officer, agent, employee or representative of Buyer or to the extent violative of any law, to any representative of any government or political party, for the purpose of securing favorable treatment with respect to the awarding, performance or amendment of any contract. In the event Seller will be performing services hereunder at Buyer's facility Seller shall maintain adequate insurance coverage for public liability, personal injury and property damage (and shall evidence the same at Buyer's request), shall otherwise comply with all security procedures and other applicable rules affecting the services provided.

     (e) A party may deduct from any payment due to the other party, or set-off against any claim by the other, any amount which is due to it for any reason, including, among other reasons, any charges caused by deviations from the terms, conditions and provisions of the Order and/or this Agreement.. If any manufacturer's excise tax, value added tax or other tax measured by selling price is included in or added to the price of the goods paid by Buyer, then, in the event all or any part of that tax shall be refunded to Seller, Seller shall promptly remit such refund in full to Buyer.

     (f) EXCEPT TO THE EXTENT SET FORTH IN SECTION 8 HEREOF OR IN THE NON-DISCLOSURE AGREEMENT ATTACHED TO THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     (g) This document and any other documents referenced herein, constitute the entire agreement between the parties on this subject. All other prior representations, negotiations or arrangements on this subject matter are superseded by these terms and shall not form a basis for interpretation of these terms. All amendments to these terms must be agreed to in writing by Buyer and Seller. Seller or Buyer may waive performance of any condition, but any waiver by Buyer or Seller shall not be considered a waiver for succeeding performance. If any provision of the Agreement or these Terms of Purchase is declared invalid by any tribunal or legal authority having jurisdiction, the remaining provisions not so declared invalid shall be enforced to the fullest extent permitted by law, unless the removal of such invalid part shall have the effect of materially impairing the Agreement.

     (h) This transaction and all its terms shall be governed and construed in accordance with the laws of the State of California., without giving effect to conflicts of law principles, specifically including the provisions of the California Uniform Commercial Code and excluding the provisions of the Convention on the International Sale of Goods.

     (i) Each party agrees that it will not export or re-export, directly or indirectly, any of the other party's Confidential Information or items to any country for which the United States of America, at the time of export or re-export, requires an export license or other governmental approval, without first obtaining such license or approval.

                                   EXHIBIT F


                        PURCHASE AGREEMENT COORDINATORS

          FOR BUYER:


               Motorola, Inc.
               101 Tournament Drive
               Horsham, PA  19044
               Attention:
                         -----------------------
               Phone:  (215)
                            --------------------
               Fax:    (215)
                            --------------------



          FOR SELLER:

               Microtune, Inc.
               2540 East Plano Parkway, Suite 188
               Plano, Texas 75074

               ---------------
               Attention: President
               Phone:(972) 673-1600
               Fax:(972) 673-1602

                                   EXHIBIT G

                                 SPECIFICATIONS


General Instrument ***** specification *****

General Instrument ***** specification *****

General Instrument specifications to meet the performance of *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT H

                            NON-DISCLOSURE AGREEMENT



Non-Disclosure Agreement dated 13th October 1999

                                   EXHIBIT I


                               QUALIFICATION PLAN


  The tuner must allow the Buyers product to meet applicable CableLabs DOCSIS specifications:

  *****


***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT J


                        THIS PAGE IS INTENTIONALLY BLANK

                                   EXHIBIT K


           GENERAL INSTRUMENT COMPONENT QUALIFICATION AND CHANGE PLAN




             Qualification and Change Plan, *****



***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.